EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-22436.


                                        ARTHUR ANDERSEN LLP


Houston, Texas
March 28, 1996